VAN KAMPEN TAX FREE TRUST,
on behalf of its series,
Van Kampen Strategic Municipal Income Fund
Supplement dated October 21, 2009
to the
Class A Shares, Class B Shares and
Class C Shares Prospectus

Dated January 30, 2009,
as previously supplemented on May 29, 2009,
August 14, 2009 and October 20, 2009
and the
Class I Shares Prospectus

Dated January 30, 2009,
as previously supplemented on May 29, 2009,
September 14, 2009 and October 20, 2009

The Prospectuses are hereby supplemented as follows:

On October 21, 2009, shareholders of Van Kampen Strategic Municipal Income Fund (the “Strategic Municipal Income Fund”) voted to approve the reorganization of the Strategic Municipal Income Fund into Van Kampen High Yield Municipal Fund (the “High Yield Municipal Fund”). It is anticipated that the reorganization will close on or about December 11, 2009 (the “Closing Date”). On the Closing Date, the Strategic Municipal Income Fund will transfer to the High Yield Municipal Fund all of its assets and liabilities and the High Yield Municipal Fund will in turn transfer to the Strategic Municipal Income Fund a number of its Class A Shares, Class B Shares, Class C Shares and Class I Shares equal in value to the value of the net assets of the Strategic Municipal Income Fund transferred to the High Yield Municipal Fund as of the Closing Date. The Strategic Municipal Income Fund expects to distribute the Class A Shares, Class B Shares, Class C Shares and Class I Shares of the High Yield Municipal Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by its Board of Trustees.

In the interim, existing shareholders of the Strategic Municipal Income Fund may continue to purchase shares of the Strategic

Municipal Income Fund until the close of business on December 10, 2009. As of the close of business on December 10, 2009, the transfer books of the Strategic Municipal Income Fund will be closed and no further purchases of the Strategic Municipal Income Fund will be permitted. Only redemption requests or transfer instructions received in proper form by the close of business on December 10, 2009 will be fulfilled by the Strategic Municipal Income Fund. Redemption requests or transfer instructions received by the Strategic Municipal Income Fund after that date and time will be treated as requests for the redemption or instructions for the transfer of the shares of the High Yield Municipal Fund credited to the accounts of the shareholders of the Strategic Municipal Income Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
STMISPT1 10/09